UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 24, 2018
(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN	1-7626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)

(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 24, 2018, Sensient Technologies Corporation announced several personnel moves in anticipation of the retirement of Joseph Pitts, 64, the Company’s Director, Internal Audit.  Mr. Pitts will be retiring in February, 2019.  Mr. Pitts has been employed by Sensient since 1979, and has served as Sensient’s Director, Internal Audit since 2001.

Jeffrey R. Makal, 55, Sensient’s Vice President, Controller, and Chief Accounting Officer will be assuming the role of Vice President, Internal Audit upon Mr. Pitts’ retirement.  In anticipation of this new role, Mr. Makal will transition from his position as Vice President, Controller, and Chief Accounting Officer to Internal Audit after the filing of the Company’s third quarter 10-Q in November, 2018.  Mr. Makal has held his current position since 2010.

Tobin Tornehl, 44, will be appointed as Vice President, Controller, and Chief Accounting Officer after the filing of the Company’s third quarter 10-Q in November, 2018.  Mr. Tornehl joined Sensient in 2008, and currently holds the position of Director of Finance.  Prior to joining Sensient, Mr. Tornehl worked as an accountant at Ernst & Young for four years and then in various finance positions within Strong Capital Management and Jefferson Wells.  Mr. Tornehl is a Certified Public Accountant, and received a B.S. in Accounting from Boston College.

Mr. Tornehl will (a) receive an initial annual base salary of $275,000, (b) be eligible for an annual incentive bonus, payable in cash and/or equity, based on criteria determined by the Compensation and Development Committee, and (c) receive benefits consistent with those received by other executive officers of the Company.

There is no arrangement or understanding with any other person pursuant to which Mr. Tornehl was appointed as principal accounting officer, and there are no family relationships between Mr. Tornehl and any director or executive officer of the Company.  Additionally, there are no transactions between Mr. Tornehl and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION (Registrant)

By:	/s/ John J. Manning

Name:	John J. Manning

Title:	Vice President, General Counsel and Secretary

Date:	September 24, 2018